UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a party other than the Registrant [  ]

Check the appropriate box:
[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-12

ASCEND ACQUISITION CORP.
………………….................................................................................................................................................................
(Name of Registrant as Specified In Its Charter)

..........................…………………….....................................................................................................................................
(Name of Person(s) Filing Proxy Statement,
if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

....................................................................................................……………………...........................................................

(2)	Aggregate number of securities to which transaction applies:

.....................................................................................................……………………..........................................................

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

............................................................................................................................……………………...................................

(4)	Proposed maximum aggregate value of transaction:

............................................................................................................………………………..................................................

(5)	Total fee paid:

.....................................................................................................……………………..........................................................

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

.........................................................................................................................……………………......................................

(2)	Form, Schedule or Registration Statement No.:

..............................................................................................................................……………………….............................

(3)	Filing Party:

.......................................................................................................................................................……………………........

(4)	Date Filed:

....................................................................................................................................……………………...........................

2

ASCEND ACQUISITION CORP.
435 Devon Park Drive, Bldg. 400
Wayne, Pennsylvania 19087

To All Stockholders of
Ascend Acquisition Corp. (the "Company")

On April 28, 2008, we announced that we and e.PAK Resources (S) Pte. Ltd. ("ePAK") had terminated our proposed business combination.  We were required to complete our business combination with ePAK by May 17, 2008.  At the time of our announcement, we indicated that we intended to dissolve and liquidate as promptly as practicable.

As a result of the preceding, our board of directors has determined it would be in the best interests of our stockholders to distribute now to stockholders holding shares of our common stock (“IPO Shares”) issued in our initial public offering (“IPO”) all amounts in the Trust Fund established by us at the consummation of its IPO and into which a certain amount of the net proceeds of the IPO were deposited (the “Trust Fund”).  As of May 31, 2008, approximately $40,949,483 (approximately $5.93 per IPO Share) was in the Trust Fund, after establishing a reserve for accrued Delaware franchise taxes in the amount of approximately $75,000.  Further, our board of directors also determined that it would be in the best interests of our remaining stockholders for our company to continue its corporate existence after the distribution of the Trust Fund, rather than dissolve as required by our certificate of incorporation, and to do so with a new certificate of incorporation that would be suitable for our company as a non-blank check company.

Accordingly, we have called a special meeting of Stockholders to be held on ______________, ______________ _____, 2008 at the offices of the law firm of Gillis, Paris & Heinrich, located at 8 Greenway Plaza, Suite 818, Houston, Texas at 9:00 A.M. Central daylight time for the following purposes:

1.	To consider and vote on three proposals to amend our certificate of incorporation:

*
to permit the continuance of our company as a corporation beyond the time currently specified in our certificate of incorporation without the limitations related to its IPO (the “Article Six Elimination Proposal”) – Specifically, this proposal would remove the Sixth Article from our certificate of incorporation, which, among other blank check company-related restrictions, requires us to dissolve following distribution of the Trust Fund.  If this proposal is approved, our stockholders will not have the right to receive a liquidating distribution of any net assets outside of the Trust Fund.  However, there are no net assets outside of the IPO trust account available for distribution to stockholders;

*
to increase the authorized shares of common stock from 30,000,000 shares to 300,000,000 shares of common stock (the “Authorized Share Proposal”) - This proposal will be acted upon following, and will be conditioned upon, the approval of the Article Six Elimination Proposal; and

*
to effect a one-for-ten reverse stock split (the "Reverse Stock Split Proposal") of our common stock, $.0001  par value per share ("Common Stock"), in which every 10 shares of Common Stock outstanding as of the effective date of the amendment will be converted into one share of Common Stock – This proposal will be acted upon following, and will be conditioned upon, the approval of the Article Six Elimination Proposal; and

2.
To consider and vote on a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are insufficient votes at the time of the special meeting to approve the Article Six Elimination Proposal, the Authorized Share Proposal, and/or the Reverse Split Proposal (the “Adjournment Proposal”).

3

The Board of Directors has fixed the close of business on ____________ ____, 2008 as the record date for determining the stockholders entitled to notice of and to vote at the special meeting and any adjournment thereof.  Holders of our common stock will be entitled to vote on each of the Article Six Elimination Proposal, the Authorized Share Proposal, and the Reverse Split Proposal set forth above, and will be each entitled to one vote for each share of record.  The Authorized Share Proposal, and the Reverse Split Proposal will not be presented for a vote at the special meeting unless and until our stockholders have approved the Article Six Elimination Proposal.  The Adjournment Proposal may be presented at the meeting, at the discretion of our board of directors, but only if either Article Six Elimination Proposal, the Authorized Share Proposal, and/or the Reverse Split Proposal fail to receive the required number of votes and our board of directors believes that additional votes constituting the required approval may be obtained by adjourning the meeting.

We have accrued and unpaid liabilities of approximately $275,000 as of the date of this notice, including an aggregate of approximately $100,000 owed to Don K. Rice, an officer and a director of ours.  If we liquidate before the completion of a business combination and distribute the proceeds held in trust to our public stockholders, Mr. Rice has agreed that he will be personally liable to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us.  Mr. Rice has confirmed that he is currently negotiating with creditors regarding the satisfaction of our liabilities, which he expects to complete prior to the special meeting.  However, we cannot assure you that Mr. Rice will be able to satisfy those obligations.  Since any obligations of Mr. Rice are not collateralized or otherwise guaranteed, we cannot assure you that he will perform any obligation that he may have or that stockholders will be able to enforce any such obligation.  As a result, the indemnification described above may not effectively mitigate the risk of creditors' claims upon the amounts distributed to the holders of the IPO Shares from the Trust Fund.  Under Delaware law, holders of IPO Shares could be required to return a portion of the distributions that they receive up to their pro rata share of the liabilities not so discharged, but not in excess of the total amounts that they separately receive.

After careful consideration, our board of directors has determined that each of the proposals is fair to and in the best interests of our company and our stockholders.  Our board of directors recommends that you vote, or give instruction to vote, “FOR” the adoption of each of the proposals.   Enclosed is a notice of special meeting and proxy statement containing detailed information concerning each of the proposals.  We urge you to read the proxy statement and attached annexes carefully.

All stockholders are cordially invited to attend the special meeting.  Whether or not you plan to attend the special meeting, it is important that your shares be represented.  Accordingly, please sign and date the enclosed Proxy Card and return it promptly in the envelope provided herewith.  Even if you return a Proxy Card, you may revoke the proxies appointed thereby at any time prior to the exercise thereof by filing with our Corporate Secretary a written revocation or duly executed Proxy Card bearing a later date or by attendance and voting at the special meeting.  Attendance at the special meeting will not, in itself, constitute revocation of the proxies.

By Order of the
Board of Directors,

Wayne, Pennsylvania	Don K. Rice,
______________ _____, 2008	Chairman of the Board,
Chief Executive Officer

PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

4

ASCEND ACQUISITION CORP.
435 Devon Park Drive, Bldg. 400
Wayne, Pennsylvania 19087
Telephone: 610/519-1336

PROXY STATEMENT AND NOTICE OF SPECIAL MEETING OF
STOCKHOLDERS OF ASCEND ACQUISITION CORP.
TO BE HELD ON _____________ ____, 2008

NOTICE IS HEREBY GIVEN that a special meeting of stockholders, including any adjournments or postponements thereof, of Ascend Acquisition Corp., a Delaware corporation (the "Company"), will be held on ______________, ______________ _____, 2008 at the offices of the law firm of Gillis, Paris & Heinrich, located at 8 Greenway Plaza, Suite 818, Houston, Texas at 9:00 A.M. Central daylight time for the following purposes:

1.	To consider and vote on three proposals to amend our certificate of incorporation:

*
to permit the continuance of our company as a corporation beyond the time currently specified in our certificate of incorporation without the limitations related to its IPO (the “Article Six Elimination Proposal”) – Specifically, this proposal would remove the Sixth Article from our certificate of incorporation, which, among other blank check company-related restrictions, requires us to dissolve following distribution of the Trust Fund.  If this proposal is approved, our stockholders will not have the right to receive a liquidating distribution of any net assets outside of the Trust Fund.  However, there are no net assets outside of the IPO trust account available for distribution to stockholders;

*
to increase the authorized shares of common stock from 30,000,000 shares to 300,000,000 shares of common stock  (the “Authorized Share Proposal”) - This proposal will be acted upon following, and will be conditioned upon, the approval of the Article Six Elimination Proposal; and

*.
to effect a one-for-ten reverse stock split (the "Reverse Stock Split Proposal") of our common stock, $.0001  par value per share ("Common Stock"), in which every 10 shares of Common Stock outstanding as of the effective date of the amendment will be converted into one share of Common Stock – This proposal will be acted upon following, and will be conditioned upon, the approval of the Article Six Elimination Proposal; and

2.
To consider and vote upon a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are insufficient votes at the time of the special meeting to approve the Article Six Elimination Proposal, the Authorized Share Proposal, and/or the Reverse Split Proposal (the “Adjournment Proposal”).

These items of business are more fully described in this proxy statement, which we encourage you to read in its entirety before voting.  The Company will not transact any other business at the special meeting except for business properly brought before the special meeting or any adjournment or postponement thereof by the Company's board of directors.

Holders of our common stock as of the record date for the special meeting are each entitled to one vote for each share of record and vote together as a single class with respect to each of Article Six Elimination Proposal, the

Authorized Share Proposal, and the Reverse Split Proposal, and (if presented to them) the Adjournment Proposal.  However, the Authorized Share Proposal and the Reverse Split Proposal will not be presented to our stockholders for a vote at the special meeting (i.e., the polls will not be opened for voting on the Authorized Share Proposal and the Reverse Split Proposal) unless and until our stockholders have approved the Article Six Elimination Proposal.  Holders of our common stock as of the record date for the special meeting are each entitled to vote together as a single class with respect to the Adjournment Proposal if it is presented.

The record date for the special meeting is _______________ _____, 2008.  Only holders of record of the Company's common stock at the close of business on _______________ _____, 2008 are entitled to notice of the special meeting and to have their vote counted at the special meeting and any adjournments or postponements thereof.  A complete list of the Company stockholders of record entitled to vote at the special meeting will be available for inspection by stockholders for 10 days prior to the date of the special meeting at the principal executive offices of the Company during ordinary business hours for any purpose germane to the special meeting.

Your vote is important regardless of the number of shares you own.  Each of the Article Six Elimination Proposal, the Authorized Share Proposal, and the Reverse Split Proposal must be approved by the affirmative vote of a majority of the outstanding shares as of the record date of the Company’s common stock, voting together as a single class.  The adoption of the Adjournment Proposal requires the affirmative vote of a majority of the shares of common stock represented in person or by proxy and voting at the special meeting, if the Adjournment Proposal is presented.

All the Company stockholders are cordially invited to attend the special meeting in person.  However, to ensure your representation at the special meeting, you are urged to complete, sign, date and return the enclosed proxy card as soon as possible.  If you are a stockholder of record of the Company's common stock, you may also cast your vote in person at the special meeting.  If your shares are held in an account at a brokerage firm or bank, you may be required to instruct your broker or bank on how to vote your shares.  If you do not vote or do not instruct your broker or bank how to vote, your action may have the same effect as voting "AGAINST" approval of the Article Six Elimination Proposal, the Authorized Share Proposal, and the Reverse Split Proposal, but will have no effect on the vote with respect to the Adjournment Proposal.  Abstentions will count towards the vote total for approval of the Article Six Elimination Proposal, the Authorized Share Proposal, and the Reverse Split Proposal and will have the same effect as "AGAINST" votes for each such proposal.  An abstention or failure to vote will have no effect on any vote to adjourn the special meeting.

The board of directors of the Company recommends that you vote "FOR" each of the proposals, which are described in detail in this proxy statement.

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS

Q.	Why am I receiving this proxy statement?

A.
Ascend Acquisition Corp. ("Company") is a blank check company formed in 2005 to serve as a vehicle for the acquisition, through a merger, capital stock exchange, asset acquisition or other similar business combination with a then unidentified operating business.  On May 12, 2006, we completed our IPO of equity securities, raising net proceeds of $37,203,000.  Like most blank check companies, our certificate of incorporation provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if there is no qualifying business combination(s) consummated before the termination date as defined in the certificate of incorporation. Our certificate of incorporation provides that, upon the termination date, the Company will cause its officers to distribute the amounts in the Trust Fund (inclusive of interest) to the holders of IPO Shares as soon as reasonably practicable after the termination date.  Further, our certificate of incorporation requires that after the distribution of the amounts in the Trust Fund, the officers of the Company shall take such action necessary to dissolve and liquidate the Company as soon as reasonably practicable.

Specifically, our certificate of incorporation defines the "termination date" as the later of the following dates: 18 months after the consummation of the IPO or 24 months after the consummation of the IPO in the event that either a letter of intent, an agreement in principle or a definitive agreement to complete a Business Combination was executed but was not consummated within such 18-month period.  On July 31, 2007, we announced that we had signed a definitive agreement to acquire e.PAK Resources (S) Pte. Ltd. (“ePAK”), a privately-held, full-service supplier of semiconductor transfer and handling products.   On April 28, 2008, we announced that we and e.PAK had terminated our proposed business combination.  We were required to complete our business combination with ePAK by May 17, 2008.  At the time of our announcement, we indicated that we intended to dissolve and liquidate as promptly as practicable.  In view of the preceding, our board of directors has determined that it is no longer possible for the Company to consummate a qualifying business combination prior to the Termination Date.  Based upon this determination, our board of directors believes it is in the best interests of our stockholders to take the necessary actions to return to the holders of our common stock the amounts held in the Trust Fund with interest (net of applicable taxes, if any) prior to the stated Termination Date.  As of May 31, 2008, approximately $40,949,483 (approximately $5.93 per IPO Share) was in the Trust Fund, after establishing a reserve for accrued Delaware franchise taxes in the amount of approximately $75,000.  Following the Trust Fund distribution, the Company intends to continue as a corporate entity, rather than dissolve, and pursue the acquisition of one or more operating companies in one or more industries not now identified.

Q.	Why is the Company proposing the Article Six Elimination Proposal?

A.
The Company was organized to serve as a vehicle for the acquisition, through a merger, capital stock exchange, asset acquisition or other similar business combination with a then unidentified operating business. Once our board of directors determined it was no longer possible to fulfill this purpose within the timeframe required by our certificate of incorporation, our board of directors determined that it was in the best interests of our stockholders to distribute the funds in our Trust Fund to the holders of the IPO Shares.  Further, our board of directors also determined that it would be in the best interests of our remaining stockholders for our company to continue its corporate existence after the distribution of the Trust Fund, rather than dissolve as required by our certificate of incorporation, and to do so with a new certificate of incorporation that would be suitable for our company as a non-blank check company.

The Company’s stockholders are being asked to approve the amendment of our certificate of incorporation to permit the Company to continue its corporate existence (rather than dissolving, as currently required by our certificate of incorporation following the distribution of the amounts in the Trust Fund) and to do so with a corporate charter that does not contain blank check company-related provisions and other restrictions. Specifically, the Article Six Elimination Proposal involves removing the restrictive provisions relating to the operations of the Company as a blank check company.  If the Article Six Elimination Proposal is approved, the Company may pursue the acquisition of one or more operating companies in one or more industries not now identified. See the section entitled "Background Information-Continuation of the Company Following the Distribution of the Trust Fund."  As of the date of this proxy statement, the Company has no arrangements in place with any acquisition candidates and will not engage in more active identification and pursuit of potential acquisitions unless and until our stockholders approve the Article Six Elimination Proposal at the special meeting. The Company's second amended and restated certificate of incorporation, as it will be filed with the Secretary of State of Delaware if each of the Article Six Elimination Proposal, the Authorized Share Proposal and the Reverse Stock Split Proposal approved, is attached as Annex I hereto.

Q.	Why is the Company proposing the Authorized Share Proposal and the Reverse Stock Split Proposal?

A.
During its discussions with potential merger candidates, management realized that the Company’s capital structure was not appropriate for the type of merger transaction that the Company was approving.  Specifically, in connection with the proposed ePAK transaction, the number of authorized shares of common stock of the surviving entity would have been significantly greater than the Company’s number of authorized shares of Common Stock.  In anticipation of a similar need to do so in the future and to avoid additional costs associated with regulatory compliance, the Company’s Board of Directors believes it to be in the best interests of the Company and its stockholders to increase significantly the number of authorized shares of Common Stock at this time.  For similar reasons, the Company’s Board of Directors believes it to be in the best interests of the Company and its stockholders to reduce proportionately the number of outstanding shares of Common Stock at this time to make the Company more attractive as a merger candidate in the future.

Q.	If approved by stockholders, when will the Article Six Elimination Proposal, the Authorized Share Proposal, and the Reverse Stock Split Proposal become effective?

A.
If approved by the stockholders of the Company, the Article Six Elimination Proposal, the Authorized Share Proposal, and the Reverse Stock Split Proposal will become effective upon the filing of a Certificate of Amendment of Certificate of Incorporation with the Secretary of State of Delaware, which is expected to occur shortly after stockholder approval.  Such Certificate of Amendment will not implement any proposal not approved by the stockholders.

Q.	What is being voted on?

A.
There are four proposals on which the Company’s stockholders are being asked to vote. The first three proposals involve three amendments to our certificate of incorporation (a) to remove the Sixth Article from the certificate of incorporation (the Article Six Elimination Proposal), which, among other blank check company-related restrictions, requires the Company to dissolve following distribution of the IPO Trust Fund, (b) to increase the authorized shares of common stock from 30,000,000 shares to 300,000,000 shares of common stock  (the Authorized Share Proposal), and (c) to effect a one-for-ten reverse stock split

(the Reverse Stock Split Proposal) of our Common Stock, in which every 10 shares of Common Stock outstanding as of the effective date of the amendment will be converted into one share of Common Stock.  The Authorized Share Proposal and the Reverse Split Proposal will not be presented to stockholders at the special meeting unless the Article Six Elimination Proposal has already been approved.

The fourth proposal, the Adjournment Proposal, is to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are insufficient votes at the time of the special meeting to approve the Article Six Elimination Proposal, the Authorized Share Proposal, and/or the Reverse Split Proposal.

Q.	What's the relationship between the Article Six Elimination Proposal, on the one hand, and the Authorized Share Proposal and the Reverse Split Proposal, on the other hand?

A.
The Authorized Share Proposal and the Reverse Split Proposal will not be presented to our stockholders for a vote at the special meeting (i.e., the polls will not be opened for voting on the Authorized Share Proposal and the Reverse Split Proposal) unless and until our stockholders approve the Article Six Elimination Proposal.

Q.	How are votes counted?

A.
Votes will be counted by the inspector of election appointed for the meeting, who will separately count "FOR" and "AGAINST" votes, abstentions and broker non-votes. Each of the Article Six Elimination Proposal, the Authorized Share Proposal, and the Reverse Split Proposal must be approved the affirmative vote of a majority of the outstanding shares as of the record date of the Company’s common stock, voting together as a single class.  The adoption of the Adjournment Proposal requires the affirmative vote of a majority of the shares of common stock represented in person or by proxy and voting at the special meeting, if the Adjournment Proposal is presented.

With respect to the Article Six Elimination Proposal, the Authorized Share Proposal, and the Reverse Split Proposal, abstentions and broker non-votes will have the same effect as "AGAINST" votes.  An abstention or failure to vote will have no effect on any vote to adjourn the special meeting.  If your shares are held by your broker as your nominee (that is, in "street name"), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to "discretionary" items, but not with respect to "non-discretionary" items.  Discretionary items are proposals considered routine under the rules of the New York Stock Exchange applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes. The Article Six Elimination Proposal, the Authorized Share Proposal, and the Reverse Split Proposal may be characterized as a discretionary item, although such characterization is beyond our control.  The Adjournment Proposal is definitely a discretionary item.

Q.	What is the quorum requirement?

A.
A quorum of stockholders is necessary to hold a valid meeting.  A quorum will be present if at least a majority of the outstanding shares of common stock on the record date are represented by stockholders present at the meeting or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the special meeting may adjourn the special meeting to another date.

Q.	Who can vote at the special meeting?

A.
Only holders of record of the Company's common stock at the close of business on _________ _____, 2008 are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof.  On this record date, 8,566,667 shares of common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name.  If on _________ _____, 2008 your shares were registered directly in your name with the Company's transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.  If on _________ _____, 2008 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the special meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q.	What vote is required in order to adopt the Article Six Elimination Proposal, the Authorized Share Proposal, and the Reverse Split Proposal?

A.
The adoption of each of the Article Six Elimination Proposal, the Authorized Share Proposal, and the Reverse Split Proposal will require the affirmative vote of the holders of a majority of the outstanding shares of our common stock on the record date, voting together as a single class.  If you do not vote (i.e. you "Abstain" from voting on this proposal), your action will have the same effect as an "AGAINST" vote.  Broker non-votes will have the same effect as "AGAINST" votes.

Q.	What vote is required in order to adopt the Adjournment Proposal?

A.
The adoption of the Adjournment Proposal requires the affirmative vote of a majority of the shares of common stock represented in person or by proxy and voting at the special meeting, if the Adjournment Proposal is presented.

Q.	Does the Company board recommend voting for the approval of the Article Six Elimination Proposal, the Authorized Share Proposal, the Reverse Split Proposal, and the Adjournment Proposal?

A.
Yes.  After careful consideration of the terms and conditions of these proposals, the board of directors of the Company has determined that the Article Six Elimination Proposal, the Authorized Share Proposal, the Reverse Split Proposal, and the Adjournment Proposal are fair to and in the best interests of the Company and its stockholders. The Company board of directors recommends that the Company stockholders vote "FOR" each of these proposals.

Q.	How do the Company's directors and officers intend to vote their shares?

A.
The Company's directors and officers have advised the Company that they support the Article Six Elimination Proposal, the Authorized Share Proposal, the Reverse Split Proposal, and the Article Six Elimination Proposal and will vote any shares held by them “FOR” them, together with the Adjournment Proposal. Currently, the directors and officers of the Company hold 1,563,810 shares of common stock.

Q.	What interests do the Company's directors and officers have in the approval of the proposals?

A.
The Company's directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of warrants that may become exercisable in the future, the possibility of future compensatory arrangements, and the possibility of participation in future financings. See the section entitled "Background Information-Interests of the Company Directors and Officers in the Proposals."

Q.	What if I object to the Article Six Elimination Proposal, the Authorized Share Proposal, and the Reverse Split Proposal? Do I have appraisal rights?

A.
The Company stockholders do not have appraisal rights in connection with the Article Six Elimination Proposal, the Authorized Share Proposal, and the Reverse Split Proposal under the Delaware General Corporation Law ("DGCL").

Q.	What happens to the Company warrants if the Article Six Elimination Proposal is not approved?

A.
If the Article Six Elimination Proposal is not approved, the Company will be required to commence proceedings to dissolve and liquidate following distribution of the amounts in the Trust Fund and your warrants will become worthless.

Q.	What happens to the Company warrants if the Article Six Elimination Proposal is approved?

A.
If the Article Six Elimination Proposal is approved, the Company will continue its corporate existence without any of the blank check company restrictions previously applicable to it and the warrants will remain outstanding in accordance with their terms.  It is the Company's position that the warrants will become exercisable upon the consummation of any business combination following stockholder approval of this proposal.  For more information, see the sections entitled "Description of Securities" and "Background Information-Status of Outstanding Warrants Following the Special Meeting of Stockholders."

Q.	If the elimination of Article Six Elimination Proposal is approved, what happens next?

A.
If the Article Six Elimination Proposal is approved, the Company expects to continue its existence as a corporate entity and may pursue the acquisition of one or more operating companies in one or more industries not now identified, subject to several important factors, including the availability of financing and the role and level of involvement of the Company's current board of directors and management in the Company's post-blank check company operations. Currently, it is anticipated that the Company's board of directors will continue to serve as directors of the Company through the date of the special meeting and may continue thereafter. As of the date of this proxy statement, the Company has no arrangements in place with any acquisition candidates and will not engage in more active identification and pursuit of potential acquisitions unless and until our stockholders approve the Article Six Elimination Proposal at the special meeting.  Following the approval of the Article Six Elimination Proposal, we cannot assure you that we will be able to acquire an operating business.

Q.	What do I need to do now?

A.
The Company urges you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the proposals will affect you as a stockholder of the Company.  You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q.	How do I vote?

A.
If you are a holder of record of the Company common stock, you may vote in person at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote in person if you have already voted by proxy.

If you hold your shares in "street name," which means your shares are held of record by a broker, bank or nominee, you must provide the record holder of your shares with instructions on how to vote your shares if you are not in favor of any of the proposals. You should have received a proxy card and voting instructions with these proxy materials from that organization rather than from the Company. Simply complete and mail the proxy card to ensure that your vote is counted. To vote in person at the special meeting, you must obtain a valid proxy from your broker, bank or other agent.  Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

Q.	What will happen if I abstain from voting or fail to vote?

A.
An abstention or failure to vote will have the effect of voting against the Article Six Elimination Proposal, the Authorized Share Proposal, and the Reverse Split Proposal. An abstention or failure to vote will have no effect on any vote to adjourn the special meeting.

Q.	Can I change my vote after I have mailed my signed proxy or direction form?

A.
Yes. You can revoke your proxy at any time prior to the final vote at the special meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways: (i) you may submit another properly completed proxy card with a later date; (ii) you may send a written notice that you are revoking your proxy to the Company's corporate secretary at the address listed at the end of this section; or (iii) you may attend the special meeting and vote in person. Simply attending the special meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

Q.	What should I do if I receive more than one set of voting materials?

A.
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares.  Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your the Company shares.

Q.	Who is paying for this proxy solicitation?

A.
The Company will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q.	Who can help answer my questions?

A.	If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Ascend Acquisition Corp. 435 Devon Park Drive, Bldg. 400 Wayne, Pennsylvania 19087 Attn: Corporate Secretary Telephone: 610/519-1336

You may also obtain additional information about the Company from documents filed with the U.S. Securities and Exchange Commission ("SEC") by following the instructions in the section entitled "Where You Can Find More Information."

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements within the definition of the Private Securities Litigation Reform Act of 1995. You can identify these statements by forward-looking words such as "may," "expect," "anticipate," "contemplate," "believe," "estimate," "intends," and "continue" or similar words. You should read statements that contain these words carefully because they:

*	discuss future expectations;
*	contain projections of future results of operations or financial condition; or
*	state other "forward-looking" information.

We believe it is important to communicate our expectations to our stockholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the Trust Fund, unanticipated delays in the distribution of the funds from the Trust Fund, the application of Rule 419 or other restrictions to future financings or business combinations involving the Company and the Company's ability to finance and consummate acquisitions following the distribution of the funds from the Trust Fund. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to the Company or any person acting on the Company's behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

SPECIAL MEETING OF THE COMPANY STOCKHOLDERS

General

We are furnishing this proxy statement to the Company stockholders as part of the solicitation of proxies by our board of directors for use at the special meeting of the Company stockholders to be held on _______________ _____, 2008, and at any adjournment or postponement thereof. This proxy statement is first being furnished to our stockholders on or about _______________ _____, 2008 in connection with the vote on the Article Six Elimination Proposal, the Authorized Share Proposal, the Reverse Split Proposal, and the Adjournment Proposal. This document provides you with the information you need to know to be able to vote or instruct your vote to be cast at the special meeting. Unless the context requires otherwise, the terms "the Company," "we," "us," and "our" refer to Ascend Acquisition Corp.

Date, Time and Place

The special meeting will be held at ______________, ______________ _____, 2008 at the offices of the law firm of Gillis, Paris & Heinrich, located at 8 Greenway Plaza, Suite 818, Houston, Texas at 9:00 A.M. Central daylight time.

Purpose of the Company Special Meeting

At this special meeting, you will be asked to consider and vote upon the following proposals:

*
The Article Six Elimination Proposal – proposal to amend the certificate of incorporation of the Company to permit the continuance of our company as a corporation beyond the time currently specified in our certificate of incorporation without the limitations related to its IPO to remove the Sixth Article from the certificate of incorporation, which, among other blank check company-related restrictions, and requires the Company to dissolve following the distribution of the Trust Fund.

*
The Authorized Share Proposal – a proposal to amend the certificate of incorporation of the Company following and conditioned upon the approval of the Article Six Elimination Proposal.  This proposal would increase the authorized shares of common stock from 30,000,000 shares to 300,000,000.

*
The Reverse Stock Split Proposal - proposal to amend the certificate of incorporation of the Company following and conditioned upon the approval of the Article Six Elimination Proposal.  This proposal would effect a one-for-ten reverse stock split of Common Stock.

*
The Adjournment Proposal - a proposal to authorize the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are insufficient votes at the time of the special meeting to adopt the Article Six Elimination Proposal, the Authorized Share Proposal, and/or the Reverse Split Proposal.

Recommendation of the Company Board of Directors

Our board of directors:

*
has determined that each of the Article Six Elimination Proposal, the Authorized Share Proposal, the Reverse Split Proposal, and the Adjournment Proposal is fair to and in the best interests of us and our stockholders;

*	has approved each of the Article Six Elimination Proposal, the Authorized Share Proposal, the Reverse Split Proposal, and the Adjournment Proposal; and

*	recommends that our common stockholders vote "FOR" each of the Article Six Elimination Proposal, the Authorized Share Proposal, the Reverse Split Proposal, and the Adjournment Proposal.

Record Date; Who is Entitled to Vote

The record date is ____________________.  On this record date, there were 8,566,667 shares of common stock outstanding and entitled to vote. Holders of warrants are not entitled to vote at the special meeting.

The Article Six Elimination Proposal will be submitted to the holders of the outstanding shares as of the record date of the Company’s common stock.  Neither of the Authorized Share Proposal or the Reverse Split Proposal will be presented to our stockholders for a vote at the special meeting (i.e., the polls will not be opened for voting on the Authorized Share Proposal or the Reverse Split Proposal) unless and until our stockholders have approved the Article Six Elimination Proposal.  Depending on our ability to obtain the requisite number of votes for the Article Six Elimination Proposal, the Authorized Share Proposal, and the Reverse Split Proposal, the adoption of the Adjournment Proposal may be submitted to the holders of our common shares.

The Company's officers and directors have advised us that they support each of the proposals and intend to vote their shares "FOR" each of the Article Six Elimination Proposal, the Authorized Share Proposal, the Reverse Split Proposal, and the Adjournment Proposal at the special meeting.  As of the record date, the Company's officers and directors owned, either directly or beneficially, and were entitled to vote 1,563,810 shares, or 18.3%, of the Company's outstanding common stock.

Quorum

A quorum will be present if at least a majority of the outstanding shares of common stock on the record date are represented by stockholders present at the meeting or by proxy.

Abstentions and be Non-Votes

Proxies that are marked "abstain" and proxies relating to "street name" shares that are returned to us but marked by brokers as "not voted" will be treated as shares present for purposes of determining the presence of a quorum on all matters. The latter will not be treated as shares entitled to vote on the matter as to which authority to vote is withheld by the broker. If you do not give the broker voting instructions, your broker may not be able to vote your shares on the Article Six Elimination Proposal, the Authorized Share Proposal, or the Reverse Split Proposal.

Vote of Our Stockholders Required

The affirmative vote of a majority of the outstanding shares of the Company common stock, voting together as a single class, is required to adopt each of the Article Six Elimination Proposal, the Authorized Share Proposal, and the Reverse Split Proposal.  If you do not vote (i.e. you "Abstain" from voting on this proposal), your action will have the same effect as an "AGAINST" vote.  Broker non-votes will have the same effect as "AGAINST" votes.

If the affirmative vote of a majority of the outstanding shares of the Company common stock, voting together as a single class, is not obtained for the approval of the Article Six Elimination Proposal, the Authorized Share Proposal, and the Reverse Split Proposal will not be presented at the special meeting for approval.

The adoption of the Adjournment Proposal requires the affirmative vote of a majority of the shares of common stock represented in person or by proxy and voting at the special meeting, if the Adjournment Proposal is presented.

Voting Your Shares

Each share of the Company common stock that you own in your name entitles you to one vote. Your one or more proxy cards show the number of shares of our common stock that you own. There are two ways to vote your shares of the Company common stock at the special meeting: You can vote by signing and returning the enclosed proxy card. If you vote by proxy card, your "proxy," whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be voted, as recommended by our board, "FOR" the adoption of the Article Six Elimination Proposal, the Authorized Share Proposal, the Reverse Split Proposal, and the Adjournment Proposal. Votes received after a matter has been voted upon at the special meeting will not be counted.

You can attend the special meeting and vote in person. We will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or another nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

*	you may send another proxy card with a later date;

*	you may notify our corporate secretary in writing before the special meeting that you have revoked your proxy; or

*	you may attend the special meeting, revoke your proxy, and vote in person, as indicated above.

Who Can Answer Your Questions About Voting Your Shares

If you have any questions about how to vote or direct a vote in respect of your shares of our common stock, you may call our corporate secretary at (610) 519-1336.

No Additional Matters May Be Presented at the Special Meeting

This special meeting has been called only to consider the adoption of the Article Six Elimination Proposal, the Authorized Share Proposal, the Reverse Split Proposal, and the Adjournment Proposal.  Under our by-laws, other than procedural matters incident to the conduct of the special meeting, no other matters may be considered at the special meeting if they are not included in the notice of the special meeting.

Proxies and Proxy Solicitation Costs

We are soliciting proxies on behalf of our board of directors. This solicitation is being made by mail but also may be made by telephone or in person. The Company will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies.

We will ask banks, brokers and other institutions, nominees and fiduciaries to forward their proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. We will reimburse them for their reasonable expenses.

If you grant a proxy, you may still vote your shares in person if you revoke your proxy before the special meeting.

BACKGROUND INFORMATION

General

We were incorporated in Delaware on December 5, 2005, as a blank check company formed to serve as a vehicle for the acquisition, through a merger, capital stock exchange, asset acquisition or other similar business combination with a then unidentified operating business whose fair market value is at least equal to 80% of our net assets at the time of such business combination.

Initial Public Offering

A registration statement for the Company’s initial public offering (the “IPO”) was declared effective on May 11, 2006.  On May 17, 2006, the Company sold 6,000,000 units in the IPO and on May 22, 2006, the Company sold 900,000 units in the IPO.  The total units sold of 6,900,000 include all of the 900,000 units subject to the underwriters’ over-allotment option.  Each of our units consists of one share of our common stock, $.0001 par value per share, and two redeemable common stock purchase warrants.  Each warrant entitles the holder to purchase from us one share of common stock at an exercise price of $5.00.  We received net proceeds of approximately $37,203,000 from the IPO.

Don K. Rice, the Company’s chairman of the board, chief executive officer, president and treasurer, purchased 166,667 Units at $6.00 per unit (for an aggregate purchase price of $1,000,002) from the Company simultaneously with the consummation of the IPO.  The “insider units” are identical to the IPO units; however, Mr. Rice has waived his right to receive distributions upon our liquidation prior to a business combination with respect to the securities underlying the insider units.  Additionally, he has agreed that the insider units and underlying securities will not be sold or transferred by him until after we have completed a business combination.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the IPO.  Of the amounts raised in connection with the IPO, $38,510,202 (which includes $1,000,002 relating to the sale of insider units and $952,200 deferred payment due to the underwriter in the IPO) has been placed in a trust account and invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940 with a maturity of 180 days or less, or in registered money market funds operating in compliance with Rule 2a-7 promulgated under the Investment Company Act of 1940.  The funds held in the trust account will not be released until the earlier of the date on which the Company consummates a business combination or liquidate its assets.  As of May 31, 2008, approximately $40,949,483 was held in deposit in the trust account, after establishing a reserve for accrued Delaware franchise taxes in the amount of approximately $75,000.

Our certificate of incorporation requires us to promptly distribute to the holders of the IPO Shares the amount in our Trust Fund, including any accrued interest, if we do not effect a business combination as described in the registration statement for our IPO within 18 months after the consummation of our IPO (May 12, 2006), or within 24 months after the consummation of our IPO if a letter of intent, agreement in principle or definitive agreement has been executed within 18 months after the consummation of our IPO and the business combination has not been consummated within such 18 month period.

Termination of Business Combination

On July 31, 2007, we announced that we had signed a definitive agreement to acquire e.PAK Resources (S) Pte. Ltd. (“ePAK”), a privately-held, full-service supplier of semiconductor transfer and handling products.   On April 28, 2008, we announced that we and e.PAK had terminated our proposed business combination.  We were required to complete our business combination with ePAK by May 17, 2008.  At the time of our announcement, we indicated that we intended to dissolve and liquidate as promptly as practicable.

If we do not effect a qualifying business combination as described in our IPO registration statement within the extended 24 month window following the consummation of our IPO, we are required by our certificate of incorporation to distribute to the holders of the IPO Shares the amount in our Trust Fund, including any accrued interest, as soon as reasonably practicable after May 12, 2008 (the "Termination Date"), and commence proceeding to dissolve and liquidate the Company.

Because of the termination of the business combination, our board of directors has determined that it is no longer possible for the Company to consummate a qualifying business combination prior to the Termination Date. Based upon this determination, our board of directors believes it is in the best interests of our stockholders to take the necessary actions to return to the holders of our common stock the amounts held in the Trust Fund with interest (net of applicable taxes, if any) prior to the Termination Date.

Distribution of the Trust Fund

The Company intends to distribute the amounts in the Trust Fund as soon as reasonably practicable.  As of May 31, 2008, there was approximately $40,949,483 (approximately $5.93 per IPO Share) in the Trust Fund.  Only holders of our IPO Shares are entitled to receive proceeds from the distribution of the Trust Fund, after establishing a reserve for accrued Delaware franchise taxes in the amount of approximately $75,000.  We have accrued and unpaid liabilities of approximately $275,000 as of the date of this notice, including an aggregate of approximately $100,000 owed to Don K. Rice, an officer and a director of ours.  If we liquidate before the completion of a business combination and distribute the proceeds held in trust to our public stockholders, Mr. Rice has agreed that he will be personally liable to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us.  Mr. Rice has confirmed that he is currently negotiating with creditors regarding the satisfaction of our liabilities, which he expects to complete prior to the special meeting.  However, we cannot assure you that Mr. Rice will be able to satisfy those obligations.  Since any obligations of Mr. Rice are not collateralized or otherwise guaranteed, we cannot assure you that he will perform any obligation that he may have or that stockholders will be able to enforce any such obligation.  As a result, the indemnification described above may not effectively mitigate the risk of creditors' claims upon the amounts distributed to the holders of the IPO Shares from the Trust Fund.  Under Delaware law, holders of IPO Shares could be required to return a portion of the distributions that they receive up to their pro rata share of the liabilities not so discharged, but not in excess of the total amounts that they separately receive.

Continuation of the Company Following the Distribution of the Trust Fund

General

The purpose of the Article Six Elimination Proposal is to permit the Company to continue its corporate existence (rather than dissolving, as currently required by our certificate of incorporation following the distribution of the amounts in the Trust Fund) and to do so with a corporate charter that does not contain blank check company-related provisions and other restrictions. Specifically, the Article Six Elimination Proposal includes removing the restrictive provisions relating to the operations of the Company as a blank check company.

Future Acquisition Plans

If the Article Six Elimination Proposal is approved, the Company intends to pursue the acquisition of one or more operating companies in one or more industries not now identified, subject to several important factors, including the availability of financing and the role and level of involvement of the Company's current board of directors and management in the Company's post-blank check company operations. We cannot assure you that we will be able to acquire an operating business. As an alternative, the Company might seek to obtain value from its status as a public shell through a sale to or combination with an operating company seeking such status as a means of "going public."  As of the date of this proxy statement, the Company has no arrangements in place with any acquisition candidates and will not engage in more active identification and pursuit of potential acquisitions unless and until our stockholders approve the Article Six Elimination Proposal at the special meeting.  Currently, it is anticipated that the members of the Company's board of directors will continue to serve as directors of the Company through the date of the special meeting and may continue thereafter.

In the event that the Company enters into a definitive agreement to acquire an operating company, we believe the acquisition would not necessarily require stockholder approval, even if it constituted a change in control of the Company, provided that the Company's common stock is not then listed on a national exchange and the acquisition is structured so as not to require a stockholder vote under the DGCL. Accordingly, you may not be entitled to vote on any future acquisitions by the Company.

Need for Additional Capital

The board of directors anticipates that the Company will need to raise capital to fund ongoing operations, including the compliance cost of continuing to remain a public reporting company, and to fund the acquisition of an operating business. On ____________ _____, 2008, we had only a nominal amount of cash outside the Trust Fund. Our balance sheet as of that date reflected total liabilities of approximately $275,000, excluding common stock subject to redemption.

The Company does not currently have any specific capital-raising plans. We may seek to issue equity securities, including preferred securities for which we may determine the rights and designations, common stock, warrants, equity rights, convertibles notes and any combination of the foregoing. Any such offering may take the form of a private placement, public offering, rights offering, other offering or any combination of the foregoing at fixed or variable market prices or discounts to prevailing market prices. We cannot assure you that we will be able to raise sufficient capital on favorable, or any, terms. We believe that the issuance of equity securities in such a financing will not be subject to stockholder approval if the Company's common stock is not then listed on a national exchange or traded on Nasdaq.  Accordingly, you may not be entitled to vote on any future financing by the Company. Moreover, stockholders have no preemptive or other rights to acquire any securities that the Company may issue in the future.

If the Company is deemed to be "blank check company" for the purposes of the federal securities laws, regulatory restrictions that are more restrictive than those currently set forth in the Company's certificate of incorporation may apply to any future public offerings by the Company. For more information, see the section below entitled "-Potential Application of Rule 419 under the Securities Act to Future Public Offerings."

Possible Status as "Shell Company" under the Federal Securities Laws

Following stockholder approval of the Article Six Elimination Proposal and the Trust Fund distribution, we may be deemed a "shell company" under the federal securities laws. A "shell company" is a public reporting company that has no or nominal assets (other than cash), and no or nominal operations. Shell companies are subject to certain special rules under the federal securities laws, including:

*	specific disclosure requirements on Form 8-K upon the consummation of a transaction that effects a change in control or changes the shell company into a non-shell company, as discussed further below;

*
limitations in the use of certain short-form registration statements under the Securities Act while a shell company, including Form S-8 registration statements used in connection with employee benefit plans;

*	ineligibility for certain streamlined procedures and publicity rules in connection with public offerings while a shell company and for a period of three years thereafter; and

*	unavailability of the resale provisions of Rule 144 of the Securities Act until one year following the Form 8-K disclosure described above.

In addition, we may be deemed a "blank check company" under the federal securities laws, which could result in restrictions on any future public offerings of our securities, as further described below.

Potential Application of Rule 419 under the Securities Act to Future Public Offerings

Depending on the timing and nature of our future capital-raising activities, we could become subject to even more onerous restrictions regarding the handling of any future public offering proceeds than those set forth in our current certificate of incorporation regarding the proceeds of our IPO. Following the amendment of our certificate of incorporation and the distribution of the amounts in the Trust Fund, we may be deemed a "blank check company" for the purposes of Rule 419 promulgated under the Securities Act of 1933 (the "Securities Act"). Rule 419 imposes strict restrictions on the handling of the proceeds received, and securities issued, in an offering registered under the Securities Act by a "blank check company" as defined in Rule 419, including a mandatory escrow of the offering proceeds, a process of stockholder "reconfirmation" when a business combination is announced and a ban on the trading of the securities sold, pending the consummation of a business combination, which must occur within 18 months of the offering. Rule 419 defines a "blank check company" as:

*
a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and

*	issuing "penny stock," as defined in Rule 3a51-1 under the Securities Exchange Act of 1934 (the "Exchange Act").

There are several bases on which exemptions from the application of Rule 419 exist, including raising capital through a private offering exempt from registration under the Securities Act, raising net proceeds in excess of $5 million in a public offering that is a firm commitment underwritten offering and raising capital in a public offering in connection with the acquisition of an identified company. Although the Company intends to conduct any future capital raising in a manner that is exempt from Rule 419, there can be no assurances that any future capital raising transactions will qualify for such an exemption.

Status of Outstanding Warrants Following the Special Meeting of Stockholders

If the Article Six Elimination Proposal is not approved, the Company will be required to commence proceedings to dissolve and liquidate following distribution of the amounts in the Trust Fund and your warrants will become worthless.  If the Article Six Elimination Proposal is approved, the Company will continue its corporate existence without any of the blank check company restrictions previously applicable to it and the warrants will remain outstanding in accordance with their terms. It is the Company's position that the warrants will become exercisable upon the consummation of any business combination following stockholder approval of this proposal. Outstanding warrants may adversely affect the ability of the Company to attract new investors or otherwise obtain financing and may make it more difficult to effect future acquisitions. For information about the warrants, see the section entitled "Description of Securities."

Dissolution if the Article Six Elimination Proposal is Not Approved

If the Article Six Elimination Proposal is not approved by the stockholders, the Company will take all action necessary to dissolve as soon as reasonably practicable after distribution of the amounts in the Trust Fund.   Any remaining net assets, after the distribution of the amounts in the Trust Fund to the holders of the IPO Shares, will be distributed to our common stockholders.  However, we anticipate having no proceeds for distribution to our common stockholders because we believe that all available funds outside of the Trust Fund will be required for the payment of creditors.  On ____________ _____, 2008, we had only a nominal amount of cash outside the Trust Fund. Our balance sheet as of that date reflected total liabilities of approximately $275,000 excluding common stock subject to redemption but including an aggregate of approximately $100,000 owed to an officer and a director, Don K. Rice.  In addition to satisfying these liabilities, we anticipate incurring additional professional, legal and accounting fees in connection with the preparation and filing of this proxy statement, the special meeting described in this proxy statement and, if applicable, the Company's dissolution and liquidation.

In order to effectuate the dissolution and liquidation of the Company following the distribution of the amounts in the Trust Fund, we anticipate the following process:

*
our board of directors would convene and adopt a specific plan of dissolution and liquidation, which it would then vote to recommend to our stockholders; at such time it would also cause to be prepared a preliminary proxy statement setting out such plan of dissolution and liquidation as well as the board of directors' recommendation of such plan;

*	we would promptly file our preliminary proxy statement with the SEC;

*
if the SEC does not review the preliminary proxy statement then, on or about ten days following the filing of such preliminary proxy statement, we would mail the definitive proxy statement to our stockholders, and ten to approximately 20 days following the mailing of the definitive proxy statement, we would convene a meeting of our stockholders, at which holders of shares of all of our voting stock then outstanding would be entitled to vote on our plan of dissolution and liquidation; and

*
if the SEC does review the preliminary proxy statement, we currently estimate that we would receive its comments 30 days after the filing of such proxy statement. We would then mail the definitive proxy statement to our stockholders following the conclusion of the comment and review process (the length of which we cannot predict with any certainty, and which may be substantial) and we would convene a meeting of our stockholders at which holders of shares of all of our voting stock then outstanding would be entitled to vote on our plan of dissolution and liquidation.

Interests of the Company Directors and Officers in the Proposals

When you consider the recommendations of the Company's board of directors in favor of the proposals, you should keep in mind that the Company's initial stockholders, directors and officers ("the Company Inside Stockholders") have interests in the proposals that may be different from, or in addition to, your interests as a stockholder.

Warrants Held by the Company Inside Stockholders

If the Article Six Elimination Proposal is not approved, the Company will be required to commence proceedings to dissolve and liquidate following distribution of the amounts in the Trust Fund. In such event, the 1,563,810 shares of the Company common stock and 953,334 warrants held by the Company Inside Stockholders that were acquired prior to the IPO will be worthless because the Company Inside Stockholders have waived any rights to receive any trust liquidation proceeds.  Management believe that these shares of common stock and warrants have no meaningful value in view of the extremely minimal current trading value of the warrants and the anticipated, extremely minimal trading value of the shares after the distribution of the Trust Fund.  For more information about the outstanding warrants, see the sections entitled "Description of Securities" and "- Status of Outstanding Warrants Following the Special Meeting of Stockholders"

Compensatory Arrangements for Board of Directors and Management

None of the Company's executive officers or directors has received any cash compensation for services rendered to the Company.  All of the current members of the Company's board of directors are expected to continue to serve as directors at least through the date of the special meeting. At this time, the board of directors has not determined the initial composition of the board or management following stockholder approval of the Article Six Elimination Proposal and the Trust Fund distribution.  The Company currently has made no determinations regarding the compensation it will pay its directors or officers following stockholder approval of the Article Six Elimination Proposal and the Trust Fund distribution.

Officer and Director Liability

We have accrued and unpaid liabilities of approximately $275,000 as of the date of this notice, including an aggregate of approximately $100,000 owed to Don K. Rice, an officer and a director of ours.  If we liquidate before the completion of a business combination and distribute the proceeds held in trust to our public stockholders, Mr. Rice has agreed that he will be personally liable to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us.  Mr. Rice has confirmed that he is currently negotiating with creditors regarding the satisfaction of our liabilities, which he expects to complete prior to the special meeting.  However, we cannot assure you that Mr. Rice will be able to satisfy those obligations.  Since any obligations of Mr. Rice are not collateralized or otherwise guaranteed, we cannot assure you that he will perform any obligation that he may have or that stockholders will be able to enforce any such obligation.  As a result, the indemnification described above may not effectively mitigate the risk of creditors' claims upon the amounts distributed to the holders of the IPO Shares from the Trust Fund.  Under Delaware law, holders of IPO Shares could be required to return a portion of the distributions that they receive up to their pro rata share of the liabilities not so discharged, but not in excess of the total amounts that they separately receive.

Potential Interests of the Company Inside Stockholders in Future Financings and Acquisitions

Following stockholder approval of the Article Six Elimination Proposal and the Trust Fund distribution, the Company will operate without the blank check company restrictions that are currently set forth in our certificate of incorporation. The board of directors anticipates that the Company will need to raise capital to fund ongoing operations, including the compliance cost of continuing to remain a public reporting company, and to fund the acquisition of an operating business. Such a financing may involve existing investors and/or new investors, including officers and directors of the Company. Further, any operating business which the Company may acquire following stockholder approval of the Article Six Elimination Proposal, may be affiliated, or have some relationship with, one of our existing officers and directors. In connection with our IPO, each of our officers and directors signed an agreement with EarlyBird Capital, Inc., the underwriter of our IPO ("EarlyBird"), that the Company would not consummate a business combination with an affiliated entity without an opinion from an independent investment banking firm reasonably acceptable to EarlyBird that the business combination is fair to the Company's stockholders from a financial perspective. The continued applicability of this provision following the stockholder approval of the Article Six Elimination Proposal and the Trust Fund distribution is unclear. In such circumstances, we would anticipate that the board of directors will take such action as is consistent with its fiduciary duties to stockholders.

Certain Other Interests in the Proposals

In addition to the interests of our directors and officers in the proposals, you should keep in mind that certain individuals promoting the proposals and/or soliciting proxies on behalf of the Company have interests in the proposals that may be different from, or in addition to, your interests as a stockholder.  In connection with the IPO, the Company issued an option for consideration of $100 to EarlyBird to purchase up to a total of 300,000 units.  This option was issued upon closing of the initial public offering (the “IPO”).  The units that would be issued upon exercise of this option are identical to those sold in the IPO.  This Underwriter’s Purchase Option (“UPO”) is exercisable at $7.50 per unit at the latter of one year from the effective date of the IPO, or the consummation of a business combination and may be exercised on a cashless basis.  The UPO has a life of five years from the effective date of the IPO.  For discussion about the status of these warrants following the special meeting, see the section entitled "- Status of Outstanding Warrants Following the Special Meeting of Stockholders."   If the stockholders approve the Article Six Elimination Proposal, EarlyBird has agreed to release the obligations of the Company under the UPO.

In connection with our IPO, EarlyBird deposited $952,200 (attributable to a deferred payment due to the underwriter) into the trust account until the earlier of the completion of a business combination or the liquidation of the trust account.  EarlyBird will forfeit any rights to or claims against such proceeds because a business combination was not timely completed.

PROPOSAL ONE
THE ARTICLE SIX ELIMINATION PROPOSAL

The Company is proposing to eliminate the blank check company-related provisions, including the Sixth Article of the Company's certificate of incorporation.

The Company's certificate of incorporation requires us to dissolve and liquidate the Company as soon as reasonably practicable after the Trust Fund distribution.  In the judgment of our board of directors, the elimination of blank check company restrictions proposal is desirable because it removes the requirement to dissolve the Company and allows it to continue as a corporate entity.  Additionally, the Sixth Article relates to the operation of the Company as a blank check company prior to the Trust Fund distribution or consummation of a qualifying business combination.  Among the Sixth Article's sections, it requires that IPO proceeds be held in the Trust Fund until a business combination or liquidation of the Company has occurred and also requires that the terms of a proposed business combination be submitted for approval by the Company's stockholders.  These provisions would restrict the Company's ability to pursue the acquisition of one or more operating companies and related financings after the distribution of the Trust Fund to the holders of the Common stock.

The adoption of the Article Six Elimination Proposal will require the affirmative vote of a majority of the outstanding shares of the Company’s common stock on the record date.

The Board of Directors recommends a vote FOR approval of the adoption of the Article Six Elimination Proposal.

PROPOSAL TWO
THE AUTHORIZED SHARE PROPOSAL

The Company is proposing to amend the Company's certificate of incorporation to increase the authorized shares of common stock from 30,000,000 shares to 300,000,000 shares of common stock.  If the Article Six Elimination Proposal is not adopted, the Authorized Share Proposal will not be presented at the special meeting.  A copy of the Board of Director resolutions approving the increase in authorized common shares appears as Annex II to this Proxy Statement.

On the record date, 30,000,000 shares of the Common Stock were authorized, and 8,566,667 shares of the Common Stock were issued and outstanding.  As of such date, 15,033,334 shares of the Company's Common Stock were reserved for issuance upon exercises of outstanding options and warrants.  The Authorized Share Proposal would increase the number of the Company's authorized shares of Common Stock to 300,000,000, thus permitting the Company to issue an additional 270,000,000 shares of Common Stock not currently authorized.  Each additional share of Common Stock authorized by the Authorized Share Proposal would have the same rights and privileges as each share of Common Stock currently authorized or outstanding.  The holders of the Company's existing outstanding shares of Common Stock will have no preemptive right to purchase any additional shares authorized by the Authorized Share Proposal.  The issuance of a large number of additional shares of Common Stock (including any comprising a part of the additional shares authorized by the Authorized Share Proposal) would substantially reduce the proportionate interest that each presently outstanding share of Common Stock has with respect to dividends, voting, and the distribution of assets upon liquidation.

The Board of Directors believes that it is in the best interests of the Company and its stockholders to adopt the Authorized Share Proposal so as to have issuable additional authorized but unissued shares of Common Stock in an amount believed to be adequate.  The Board of Directors believes that an additional 270,000,000 authorized shares of Common Stock would be adequate.  During its discussions with potential merger candidates, management realized that the Company’s capital structure was not appropriate for the type of merger transaction that the Company was approving. Specifically, in connection with the proposed ePAK transaction, the number of authorized shares of common stock of the surviving entity would have been significantly greater than the Company’s number of authorized shares of Common Stock.  In anticipation of a similar need to do so in the future and to avoid additional costs associated with regulatory compliance, the Company’s Board of Directors believes it to be in the best interests of the Company and its stockholders to increase significantly the number of authorized shares of Common Stock at this time.

The additional shares authorized by the Authorized Share Proposal will be available for issuance from time to time by the Company at the discretion of the Board of Directors, normally without further stockholder action or notification (except as may be required for a particular transaction by applicable law, requirements of regulatory agencies or by stock exchange rules).  The Board of Directors does not anticipate seeking authorization from the Company's stockholders for the issuance of any of the shares of Common Stock authorized by the Authorized Share Proposal.  The availability of such shares for issuance in the future will give the Company greater flexibility and permit such shares to be issued without the expense and delay of a special stockholders' meeting.  However, there can be no assurance that stockholders would approve of all or even any of the stock issuances undertaken with the additional share authorized by the Authorized Share Proposal.

The additional shares authorized by the Authorized Share Proposal could be issued for any proper corporate purpose including, but not limited to, future equity and convertible debt financings, acquisitions of property or securities of other corporations, debt conversions and exchanges, exercise of current and future options and warrants, for issuance under the Company's future employee benefit plans, stock dividends and stock splits.  Despite the varied possible uses of the additional shares authorized by the Authorized Share Proposal, the Company expects that the most likely immediate use of the additional shares would be to raise funds to finance the Company's operations and to satisfy or reduce outstanding indebtedness (including indebtedness owed to the Company’s officers and directors, which currently totals approximately $100,000) as may be necessary to make the Company suitable for a merger and acquisition transaction.  The Company is not now seeking such funds and has not entered into any binding or non-binding agreement to receive any funds or to issue any shares of Common Stock to be authorized pursuant to the Authorized Share Proposal or otherwise, nor does the Company have any preliminary or definitive plans for issuing shares to eliminate or reduce outstanding indebtedness.  There can be no assurance that the Company will be successful in its efforts to procure additional funds, or (if successful in procuring additional funds) there can be no assurance as to the terms and conditions pursuant to which the funds may be provided.  Moreover, there can be no assurance that the Company will be successful in issuing shares to eliminate or reduce outstanding indebtedness, or (if successful in eliminating or reducing) there can be no assurance as to the terms and conditions pursuant to which the funds may be provided.  However, the number of shares to be issued in connection with a future financing, or debt elimination or reduction could conceivably be large enough that control of the Company could change as a result.  The Board of Directors is required to make each determination to issue shares of Common Stock based on its judgment as to the best interests of the stockholders and the Company.  The Company believes that the issuance of equity securities in a future financing or an indebtedness elimination or reduction (even indebtedness owed to the Company’s officers and directors) will not be subject to stockholder approval if the Company's common stock is not then listed on a national exchange or traded on Nasdaq.  Accordingly, you may not be entitled to vote on any such financing, or elimination or reduction by the Company.

The additional shares authorized by the Authorized Share Proposal are not intended as an anti-takeover device, and they are not expected to function unintentionally as one.  However, the Board of Directors could issue shares of Common Stock in a manner that makes more difficult or discourages an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means, although the Board of Directors has no present intention of doing so.  When, in the judgment of the Board of Directors, the issuance of shares under such circumstances would be in the best interest of the stockholders and the Company, such shares could be privately placed with purchasers favorable to the Board of Directors in opposing such action.  The issuance of new shares could thus be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company if the Board of Directors considers the action of such entity or person not to be in the best interest of the stockholders and the Company.  The existence of the additional authorized shares could also have the effect of discouraging unsolicited takeover attempts.  The Company is not aware of any present efforts by any person to obtain control of the Company.

Dissenters' Rights, Board Recommendation and Required Approval

Under Delaware corporation law and the Company's Certificate of Incorporation and bylaws, holders of Common Stock will not be entitled to dissenters' rights with respect to the Authorized Share Proposal.

The adoption of the Authorized Share Proposal will require the affirmative vote of a majority of the outstanding shares of the Company’s common stock on the record date, voting together as a single class.

The Board of Directors recommends a vote FOR approval of the adoption of the Authorized Share Proposal.

PROPOSAL THREE
THE REVERSE SPLIT PROPOSAL

General

The Company is proposing to amend the Company's certificate of incorporation to effect a one-for-ten reverse stock split of Common Stock, in which every 10 shares of Common Stock outstanding as of the effective date of the amendment will be converted into one share of Common Stock.  If the Article Six Elimination Proposal is not adopted, the Reverse Stock Split Proposal will not be presented at the special meeting.   A copy of the Board of Director resolutions approving the reverse stock split appears as Annex III to this Proxy Statement.

The Reverse Stock Split Proposal would reduce the number of outstanding shares of Common Stock to approximately 10% of the number of shares currently outstanding.  Accordingly the Reverse Stock Split Proposal would decrease the number of outstanding shares of Common Stock to approximately 856,667 shares.  The Reverse Stock Split Proposal will not affect the proportionate equity interest in the Company of any holder of the Common Stock, subject to the provisions for the elimination of fractional shares as described below.  If the Reverse Stock Split Proposal is approved, each outstanding share of Common Stock will be entitled to one vote at each meeting of stockholders of the Company, as is the case with each currently outstanding share.  While a reduced number of outstanding shares of Common Stock could adversely affect the liquidity of the Common Stock, the Board of Directors does not believe that this is likely to happen.

The Reverse Stock Split Proposal is not intended as an anti-takeover device and it is not expected to function unintentionally as one.  The Company is not aware of any present efforts by any person to obtain control of the Company.

In addition, the Reverse Stock Split Proposal is not intended as a "going private transaction" covered by Rule 13e-3 under the Securities Exchange Act of 1934, and it is not expected to function unintentionally as one.

Based on its knowledge of reverse merger transactions, the Board of Directors believes that proportionately reducing the number of outstanding shares of Common Stock at this time will make the Company more attractive as a merger candidate in the future, particularly in view of the fact that the Company will cease to have any meaningful funds once the amounts in the Trust Fund are distributed.  In anticipation of a need to undertake a reverse stock split in the future in connection with a reverse merger transaction and to avoid additional costs associated with regulatory compliance, the Company’s Board of Directors believes it to be in the best interests of the Company and its stockholders to effect a reverse stock split at this time.  While management believes that the Reverse Stock Split Proposal will make the Company more attractive to potential merger candidates, there can be no assurance that this will necessarily be true.  There can be no assurance that the market price of a share of Common Stock after the Reverse Stock Split Proposal will be ten times the market price if the Reverse Stock Split Proposal is not implemented, that the marketability of the Common Stock will increase, or that the Reverse Stock Split Proposal will otherwise have the desired effects described.  The Board of Directors desires to enhance the attractiveness of the Company as a merger candidate.  The Board of Directors believes that the attractiveness of the Company as such will be significantly less, and efforts to enhance the value of the Common Stock will be impaired, if the Reverse Stock Split Proposal is not approved and implemented.

Exchange of Stock Certificates and Elimination of Fractional Share Interests

If the Reverse Stock Split Proposal is approved by the requisite number of shares of Common Stock entitled to vote at the special meeting, a Certificate of Amendment effecting the Reverse Stock Split Proposal will be filed in the Office of the Secretary of State of Delaware promptly after such approval.  The Reverse Stock Split Proposal would become effective as of the close of business on the date of the filing of the Certificate of Amendment (such filing is referred to hereinafter as the "Filing").  Stockholders of the Company of record as of the Filing will then be furnished the necessary materials and instructions to effect the exchange of their certificates representing Common Stock outstanding prior to the Reverse Stock Split Proposal (referred to hereinafter as "Pre-Split Shares") for new certificates representing Common Stock after the Reverse Stock Split Proposal (referred to hereinafter as "Post-Split Shares").  Certificates representing Pre-Split Shares subsequently presented for transfer will not be transferred on the books and records of the Company but will be returned to the tendering person for exchange.  Stockholders of the Company should not submit any certificates until requested to do so.  In the event any certificate representing Pre-Split Shares is not presented for exchange upon request, any dividends which may be declared after the date of the special meeting with respect to the shares represented by such certificate will be withheld by the Company until such certificate has been properly presented for exchange, at which time all such withheld dividends which have not yet been paid to a public official pursuant to the abandoned property laws will be paid to the holder thereof or his designee, without interest.

No fractional shares will be issued.  Instead, all fractional shares will be rounded up to one whole share.

Federal Income Tax Consequences

This discussion is for general information only and does not discuss consequences that may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers, or insurance companies).  Stockholders are urged to consult their own tax advisors to determine the particular consequences to them of the Reverse Stock Split Proposal.

The exchange of Pre-Split Shares for Post-Split Shares will not result in recognition of gain or loss for federal income tax purposes, excepting cash received for fractional shares, if any, as described in the next paragraph.  Otherwise, your holding period and tax basis of your Pre-Split Shares are applied in total to your Post-Split Shares.

Holders' of Pre-Split Shares who receive cash in lieu of a fractional share interest will be treated as if the Company purchased such fractional share interest.  Such holder may recognize gain or loss measured by the difference between the amount of cash received and the pro rata basis in his Pre-Split Shares.

Dissenters' Rights, Board Recommendation and Required Approval

Under Delaware corporation law and the Company's Certificate of Incorporation and bylaws, holders of Common Stock will not be entitled to dissenters' rights with respect to the Reverse Stock Split Proposal.

The adoption of the Reverse Stock Split Proposal will require the affirmative vote of a majority of the outstanding shares of the Company’s common stock on the record date, voting together as a single class.

The Board of Directors recommends a vote FOR approval of the adoption of the Reverse Stock Split Proposal.

PROPOSAL FOUR
THE ADJOURNMENT PROPOSAL

In the event there are not sufficient votes at the time of the special meeting to adopt the Article Six Elimination Proposal, the Authorized Share Proposal, and/or the Reverse Split Proposal, the Board of Directors may submit a proposal to adjourn the special meeting to a later date, or dates, if necessary, to permit further solicitation of proxies.

The adoption of the Adjournment Proposal requires the affirmative vote of a majority of the shares of common stock represented in person or by proxy and voting at the special meeting, if the Adjournment Proposal is presented.

The Board of Directors recommends a vote FOR adoption of the Adjournment Proposal.

SECURITY OWNERSHIP OF
 CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of the Record Date, by:

*	each person known by us to be the owner of more than 5% of our outstanding shares of common stock;

*             each of our executive officers and directors; and

*             all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.  As of the Record Date, 8,566,667 shares of our common stock were issued and outstanding.

	Amount
	and Nature		Percentage
	of Beneficial		of Outstanding
Name and of Beneficial Owner(1)	Ownership		Common stock

Don K. Rice	1,358,096	(2)	15.9%

Russell C. Ball III (3)	102,857		1.2%

Stephen L. Brown (4)	102,857		1.2%

Fir Tree, Inc. (5)	839,500	(6)	9.8%

BNP Paribas Arbitrage SNC (7)	585,000		6.8%

David M. Knott (8)	451,500	(9)	5.3%

HBK Investments L.P. (10)	486,850		5.7%

Weiss Asset Management (11)	1,027,875		12.0%

Satellite Asset Management, L.P. (12)	815,500		9.5%

Korenvaes Capital Management LP (13)	639,200		7.5%

All directors and executive officers as a group (three individuals) (14)	1,563,810	(2)	18.3%

(1)	Unless otherwise indicated, the business address of each of the individuals is 435 Devon Park Drive, Building 400, Wayne, Pennsylvania 19087.
(2)	Does not include 953,334 warrants held by Mr. Rice, which warrants are not exercisable and will not become exercisable within 60 days.
(3)	Mr. Ball’s business address is Wind River Holdings, L.O. 555 Croton Road, King of Prussia, Pennsylvania 19406.
(4)	Mr. Brown’s business address is Brimco LLC, 750 Lexington Avenue, New York, New York 10022.
(5)	Fir Tree, Inc. is an unaffiliated investment fund. The business address of Fir Tree, Inc. is 505 Fifth Avenue, 23rd Floor, New York, New York 10017.
(6)
Represents (i) 649,049 shares of common stock held by Sapling, LLC, and (ii) 190,451 shares of common stock held by Fir Tree Recovery Master Fund, L.P.  Fir Tree, Inc. is the investment manager of both entities and exercises voting and disposition power over the shares.  Such information is derived from a Schedule 13G filed with the SEC on February 14, 2007.

(7)	The business address of BNP Paribas Arbitrage SNC is 787 Seventh Ave., New York, NY 10019. Such information is derived from a Schedule 13G filed with the SEC on May 22, 2008.
(8)	The business address of David M. Knott is Dorset Management Company, 485 Underhill Blvd., Suite 205, Syosset, New York 11791.
(9)	Represents shares held by Mr. Knott and Dorset Management Company. Such information is derived from a Schedule 13G filed with the SEC on February 14, 2007.
(10)
 HBK Investments L.P. has delegated discretion to vote and dispose of these shares to HBK Services LLC ("Services"). Services may, from time to time, delegate discretion to vote and dispose of certain of the Securities to HBK New York LLC, a Delaware limited liability company, HBK Virginia LLC, a Delaware limited liability company, HBK Europe Management LLP, a limited liability partnership organized under the laws of the United Kingdom, and/or HBK Hong Kong Ltd., a corporation organized under the laws of Hong Kong (collectively, the "Subadvisors"). Each of Services and the Subadvisors is under common control with HBK Investments L.P. The Subadvisors expressly declare that the filing of this statement on Schedule 13G shall not be construed as an admission that they are, for the purpose of Section 13(d) or 13(g) of the Securities Exchange Act of 1934, beneficial owners of the Securities. Such information is derived from a Schedule 13G filed by HBK Investments L.P. on May 16, 2008.

(11)	Represents shares owned by Weiss Asset Management, LLC Weiss Capital, LLC, and Andrew M. Weiss, Ph.D.
(12)
Represents shares held by certain funds and accounts over which Satellite Asset Management L.P. has discretionary investment trading authority.  The general partner of Satellite Asset Management L.P. is Satellite Fund Management, LLC.  The business address of Satellite Asset Management L.P. is 623 Fifth Avenue, 19th Floor, New York, NY 10022. Such information is derived from a Schedule 13G filed with the SEC on February 13, 2008.

(13)
Represents shares owned by Korenvaes Capital Management LP, Harlan B. Korenvaes, Korenvaes LLC, and Korvenaes Capital Partners LP.  Harlan B. Korenvaes is the managing member and control person of Korenvaes LLC. Korvenaes LLC is the general partner of Korenvaes Capital Management LP. Korenvaes Capital Management LP is the general partner and investment manager of Korenvaies Capital Partners LP, the security holder.  The business address is 200 Crescent Court, Suite 1070, Dallas, TX, 75201. This information is derived from a Schedule 13G filed with the SEC on February 26, 2008.

(14)	Includes Messrs. Rice, Ball and Brown.

PRICE RANGE OF SECURITIES AND DIVIDENDS

General

The Company’s common stock, redeemable warrants and units are currently listed on the Over-the-Counter Bulletin Board (“OTCBB”) under the symbols ASAQ, ASAQW and ASAQU, respectively.  The closing price per share of the Company’s common stock, warrants and units as reported on the OTCBB on _____________ _____, 2008, was $_____, $_____ and $_____, respectively.  Each unit of ours consists of one share of our common stock and two redeemable common stock purchase warrants.  Each warrant entitles the holder to purchase from us one share of common stock at an exercise price of $5.00 commencing the later of the completion of a business combination or May 11, 2007.  Our warrants will on May 10, 2010, or earlier upon redemption.  The warrants will be redeemable, at our option, at a price of $.01 per warrant upon 30 days’ notice after the warrants become exercisable, only in the event that the last sale price of the common stock is at least $8.50 per share for any 20 trading days within a 30 trading day period ending on the third day prior to the date on which notice of redemption is given.  Prior to May 12, 2006, there was no established public trading market for our common stock.

We do not currently have any authorized or outstanding equity compensation plans.

The table below sets forth, for the calendar quarters indicated, the high and low bid prices of the Ascend common stock, warrants and units as reported on the OTCBB. The over-the-counter market quotations reported below reflect inter-dealer prices, without markup, markdown or commissions and may not represent actual transactions.

	Units		Common Stock		Warrants
2006	High	Low	High	Low	High	Low
Second Quarter (starting May 12)	$6.23	$5.98
Third Quarter	$6.20	$5.92	$5.37	$5.20	$0.45	$0.22
Fourth Quarter	$6.20	$5.97	$5.35	$5.29	$0.41	$0.35

	Units		Common Stock		Warrants
2007	High	Low	High	Low	High	Low
First Quarter	$6.65	$6.11	$5.59	$5.35	$0.49	$0.35
Second Quarter	$6.85	$6.60	$5.65	$5.54	$0.59	$0.47
Third Quarter	$6.99	$6.41	$5.70	$5.59	$0.65	$0.40
Fourth Quarter	$6.83	$6.50	$5.72	$5.64	$0.38	$0.35

	Units		Common Stock		Warrants
2008	High	Low	High	Low	High	Low
First Quarter	$6.90	$5.93	$5.80	$5.67	$0.42	$0.07
Second Quarter	$ ___	$ ___	$ ___	$ ___	$ ___	$ ___

Holders

As of the record date, there were two holders of record of our units, five holders of record of our common stock and one holder of record of our warrants.   However, we believe that the number of beneficial holders of the units, common stock, and warrants exceeds 400 persons each.

Dividends

We have not paid any cash dividends on our common stock to date and do not intend to pay dividends prior to the completion of a business combination. The payment of dividends in the future, assuming we successfully complete a business combination, will be contingent upon our revenue and earnings, if any, capital requirements and general financial condition subsequent to completion of a business combination. The payment of any dividends subsequent to a business combination will be within the discretion of our Board of Directors at such time. It is the present intention of our Board to retain all earnings, if any, for use in our business operations and, accordingly, our Board does not anticipate declaring any dividends in the foreseeable future.

DESCRIPTION OF SECURITIES

General

We are authorized to issue 30,000,000 shares of common stock, par value $.0001 per share, and 1,000,000 shares of preferred stock, par value $.0001 per share.  As of the Record Date, 8,566,667 shares of common stock are outstanding, held by five record holders.  No shares of preferred stock are currently outstanding.

 Units

            Each unit consists of one share of common stock and two warrants. Each warrant entitles the holder to purchase one share of common stock. The common stock and warrants began to trade separately on May 12, 2006.

 Common stock

As of the Record Date, we have 8,566,667 shares of common stock outstanding.  Our stockholders are entitled to one vote for each share held of record on all matters to be voted on by stockholders.

If we are forced to liquidate prior to a business combination, the holders of the IPO Shares are entitled to share ratably in the Trust Fund, inclusive of any interest, and any net assets remaining available for distribution to them after payment of related costs, expenses and liabilities. Our initial stockholders have agreed to waive their rights to share in any distribution with respect to common stock owned by them prior to the initial public offering, including units purchased in the private placement immediately prior to such offering, if we are forced to liquidate.

Our stockholders have no conversion, preemptive or other subscription rights and there are no sinking fund or redemption provisions applicable to the common stock, except that public stockholders have the right to have their shares of common stock converted to cash equal to their pro rata share of the Trust Fund if they vote against the business combination and the business combination is approved and completed. Public stockholders, who purchased and still own units or common stock, and who convert their stock into their share of the Trust Fund still have the right to exercise the warrants that they received as part of the units in our initial public offering or subsequently purchased.

 Preferred stock

           Our certificate of incorporation, as amended, authorizes the issuance of 1,000,000 shares of blank check preferred stock with such designation, rights and preferences as our Board may determine from time to time.  No shares of preferred stock have been issued or registered. Accordingly, our Board is empowered, without stockholder approval, to issue preferred stock with dividend, liquidation, conversion, voting or other rights which could adversely affect the voting power or other rights of the holders of common stock, although the underwriting agreement prohibits us, prior to a business combination, from issuing preferred stock which participates in any manner in the proceeds of the Trust Fund, or which votes as a class with the common stock on a business combination. We may issue some or all of the preferred stock to effect a business combination. In addition, the preferred stock could be utilized as a method of discouraging, delaying or preventing a change in control of us. Although we do not currently intend to issue any shares of preferred stock, we cannot assure you that we will not do so in the future.

 Warrants

We currently have 14,133,334 outstanding warrants. Each warrant entitles the registered holder to purchase one share of our common stock at a price of $5.00 per share, subject to adjustment as discussed below, at any time commencing on the later of:

           *             the completion of a business combination, and

*             May 11, 2007.

The warrants expire on May 10, 2010 or earlier upon redemption.

We may call the warrants for redemption:

*             in whole and not in part;

*             at a price of $.01 per warrant;

*             at any time after the warrants become exercisable;

*             upon not less than 30 days’ prior written notice of redemption to each warrant holder;

*	at such time an effective registration statement covering the exercise of warrants is available; and

*
if, and only if, the reported last sale price of the common stock equals or exceeds $8.50 per share for any 20 trading days within a 30 trading day period ending on the third business day prior to the notice of redemption to warrant holders.

The warrants were issued in registered form under a warrant agreement between Continental Stock Transfer & Trust Company, as warrant agent, and us. We may not call the warrants for redemption at any time an effective registration statement covering the warrant exercise is unavailable. You are urged to review a copy of the warrant agreement, which was filed as an exhibit to the registration statement in connection with our initial public offering, for a complete description of the terms and conditions applicable to the warrants.

The exercise price and number of shares of common stock issuable on exercise of the warrants may be adjusted in certain circumstances, including in the event of a stock dividend, or our recapitalization, reorganization, merger or consolidation. However, the warrants will not be adjusted for issuances of common stock at a price below their respective exercise prices.

The warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price, by certified check payable to us, for the number of warrants being exercised. The warrant holders do not have the rights or privileges of holders of common stock, including any voting rights until they exercise their warrants and receive shares of common stock. After the issuance of shares of common stock upon exercise of the warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by stockholders.

 No warrants will be exercisable unless at the time of exercise a prospectus relating to common stock issuable upon exercise of the warrants is current and the common stock has been registered or qualified or deemed to be exempt under the securities laws of the state of residence of the holder of the warrants. Under the terms of the warrant agreement, we have agreed to meet these conditions and use our best efforts to maintain a current prospectus relating to common stock issuable upon exercise of the warrants until the expiration of the warrants. However, we cannot assure you that we will be able to do so. The warrants may be deprived of any value and the market for the warrants may be limited if the prospectus relating to the common stock issuable upon the exercise of the warrants is not current or if the common stock is not qualified for sale as a result of the Company’s registering such shares, or unless the shares are exempt from qualification in the jurisdictions in which the holders of the warrants reside.

 No fractional shares will be issued upon exercise of the warrants. If, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share, we will, upon exercise, round up or down to the nearest whole number the number of shares of common stock to be issued to the warrant holder.

Dividends

 Effective April 19, 2006, our board of directors authorized a stock dividend of 0.714285 shares of common stock for each outstanding share of common stock, increasing the total number of shares of common stock outstanding prior to our initial public offering to 1,500,000.  We have not paid any other dividends on our common stock to date and do not intend to pay any other dividends prior to the completion of a business combination. The payment of dividends in the future will be contingent upon our revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of a business combination. The payment of any dividends subsequent to a business combination will be within the discretion of our then current Board. It is the present intention of our Board to retain all earnings, if any, for use in our business operations and, accordingly, our Board does not anticipate declaring any dividends in the foreseeable future.

 Our transfer agent and warrant agent

The transfer agent for our securities and warrant agent for our warrants is Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New
York 10004.

Shares eligible for future sale

As of the record date, we had 8,566,667 shares of common stock outstanding.  Of these shares, 6.9 million shares are freely tradable without restriction or further registration under the Securities Act, except for any shares purchased by one or any of our affiliates within the meaning of Rule 144 under the Securities Act.  The 166,667 shares included in the units purchased in the private placement completed in connection with our initial public offering by an officer and a director of ours are “restricted securities” as defined in Rule 144.  These units are also subject to a lock-up agreement until we complete a business combination.  All of the remaining 1,500,000 shares are restricted securities under Rule 144, in that they were issued in private transactions not involving a public offering.  Currently, each holder of these shares is our affiliate.  In addition, all of the shares owned by an affiliate have been placed in escrow until six months after we consummate a business combination.

"Restricted" shares must generally be sold in accordance with the requirements of Rule 144 under the Act.  Effective February 14, 2008, the SEC revised Rule 144.  In general, under Rule 144 as revised, six months must have elapsed since the later of the date of acquisition of restricted shares from the Company or any affiliate of the Company.  After the six-month holding period has run, holders who are not affiliates of the Company may sell all or any portion of their shares so long as the Company is current in its SEC filings, and after the running of a one-year holding period, they may sell regardless of whether or not the Company is current in its SEC filings.  After the six-month holding period has run, holders of restricted securities who are affiliates of the Company are entitled to sell within any three-month period such number of restricted or control shares that does not exceed the greater of 1% of the then outstanding shares or (so long as the Company’s securities are still listed on a national exchange, and if greater) the average weekly trading volume of shares during the four calendar weeks preceding the date on which notice of the sale is filed with the Commission.  Sales by affiliates under Rule 144 are also subject to certain restrictions on the manner of selling, notice requirements and the availability of current public information about the Company.  Notwithstanding the preceding, based on possible interpretations of the revised Rule 144, the Company believes that, because the Company is a “shell” company, all of the Company’s currently outstanding shares held by affiliates must be held for a period of one year after the filing with the SEC of extensive information that the Company is no longer a “shell” company before these shares may be sold pursuant to Rule 144.

Registration Rights

The holders of our 1,500,000 issued and outstanding shares of common stock prior to our initial public offering are entitled to registration rights pursuant to an agreement effective as of May 11, 2006.  The 166,667 units purchased by such persons or their designees in the private placement are also entitled to registration rights pursuant to the same agreement. The holders of the majority of these shares are entitled to demand that the Company register these shares at any time three months after the shares are released from escrow.  In addition, our initial stockholders have certain "piggy-back" registration rights on registration statements filed three months after their shares are released from escrow.  In addition, EarlyBirdCapital, Inc. is entitled to make one demand that we register the the 300,000 shares of common stock issuable under its underwriter’s purchase option.  In addition, these holders have certain “piggy-back” registration rights.  We will bear the expenses incurred in connection with the filing of any such registration statements.

Delaware Anti-Takeover Law.

We are subject to the provisions of Section 203 of the Delaware General Corporation Law regulating corporate takeovers. This section prevents certain Delaware corporations, under certain circumstances, from engaging in a “business combination” with:

*	a stockholder who owns 15% or more of our outstanding voting stock (otherwise known as an “interested stockholder”);

*             an affiliate of an interested stockholder; or

*             an associate of an interested stockholder,

for three years following the date that the stockholder became an interested stockholder. A “business combination” includes a merger or sale of more than 10% of our assets. However the above provisions of Section 203 do not apply if:

*	our Board approves the transaction that made the stockholder an “interested stockholder,” prior to the date of the transaction;

*
after the completion of the transaction that resulted in the stockholder becoming an interested stockholder, that stockholder owned at least 85% of our voting stock outstanding at the time the transaction commenced, other than statutorily excluded shares; or

*
on or subsequent to the date of the transaction, the business combination is approved by our Board and authorized at a meeting of our stockholders, and not by written consent, by an affirmative vote of at least two-thirds of the outstanding voting stock not owned by the interested stockholder.

This statute could prohibit or delay mergers or other change in control attempts, and thus may discourage attempts to acquire us.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information with the SEC as required by the Securities Exchange Act of 1934, as amended. You may read and copy reports, proxy statements and other information filed by The Company with the SEC at the SEC public reference room located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the Securities and Exchange Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. You may access information regarding The Company at the SEC web site containing reports, proxy statements and other information at: http://www.sec.gov.  Information and statements contained in this proxy statement are qualified in all respects by reference to the relevant annex to this proxy statement.  Only one proxy statement is being delivered to multiple security holders who share an address. However, if you would like an additional separate copy, please contact us at the address set forth below and an additional copy will be sent to you free of charge.  If you would like additional copies of this document or if you have questions about the proposals, you should contact via phone or in writing:

Ascend Acquisition Corp.
435 Devon Park Drive, Bldg. 400
Wayne, Pennsylvania 19087
Attn: Corporate Secretary
Telephone: 610/519-1336

STOCKHOLDER PROPOSALS

Stockholders wishing to submit proposals for consideration by the Company's Board of Directors at the Company's next Annual Meeting of Stockholders should submit them in writing to the attention of the President of the Company a reasonable time before the Company begins to print and mail its proxy materials, so that the Company may consider such proposals for inclusion in its proxy statement and form of proxy for that meeting.  The Company does not now have any definitive plans regarding the possible date of its next Annual Meeting.

By Order of the
Board of Directors,

Don K. Rice,
Chairman of the Board,
Chief Executive Officer

Wayne, Pennsylvania
______________ _____, 2008

Annex I

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF

ASCEND ACQUISITION CORP.

                The undersigned, Don K. Rice, hereby certifies that:

                ONE: He is the duly elected and acting Secretary of the corporation.

                TWO: The name of the corporation is Ascend Acquisition Corp. and the corporation was originally incorporated on December 5, 2005, pursuant to the General Corporation Law of the State of Delaware.

                THREE: The Certificate of Incorporation of the corporation shall be amended and restated to read in full as follows:

FIRST: The name of the corporation is Ascend Acquisition Corp. (hereinafter sometimes referred to as the "Corporation").

           SECOND: The registered office of the Corporation is to be located at 615 S. DuPont Hwy., Kent County, Dover, Delaware. The name of its registered agent at that address is National Corporate Research, Ltd.

           THIRD: The purpose of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized under the GCL.

           FOURTH: The total number of shares of all classes of capital stock that the Corporation shall have authority to issue is 301,000,000 of which 300,000,000 shares shall be Common Stock of the par value of $.0001 per share and 1,000,000 shares shall be Preferred Stock of the par value of $.0001 per share.

           A.           Preferred Stock. The Board of Directors is expressly granted authority to issue shares of the Preferred Stock, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series (a "Preferred Stock Designation") and as may be permitted by the GCL. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.

           B.           Common Stock. Except as otherwise required by law or as otherwise provided in any Preferred Stock Designation, the holders of the Common Stock shall exclusively possess all voting power and each share of Common Stock shall have one vote.

      C.            Upon the effectiveness of the filing with the Secretary of State of Delaware of Articles of Amendment to the Certificate of Incorporation or a Second Amended and Restated Certificate of Incorporation adding this paragraph to the Corporation’s certificate of incorporation, each ten (10) shares of Common Stock issued and outstanding immediately prior to the filing of such Articles of Amendment as aforesaid shall be combined into one (1) share of validly issued, fully paid and non-assessable Common Stock.  As soon as practicable after such date, the Corporation shall request holders of the Common Stock to be combined in accordance with the preceding to surrender certificates representing their Common Stock to the Corporation's authorized agent, and each such stockholder shall receive upon such surrender one or more stock certificates to evidence and represent the number of shares of Common Stock to which such stockholder is entitled after the combination of shares provided for herein; provided, however, that this Corporation shall not issue fractional shares of Common Stock in connection with this combination, but all fractional shares that would otherwise result shall be rounded up to one whole share of Common Stock.

          FIFTH:                            [INTENTIONALLY OMITTED]

         SIXTH:                            [INTENTIONALLY OMITTED]

            SEVENTH: The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

            A.           Election of directors need not be by ballot unless the by-laws of the Corporation so provide.

            B.           The Board of Directors shall have the power, without the assent or vote of the stockholders, to make, alter, amend, change, add to or repeal the by-laws of the Corporation as provided in the by-laws of the Corporation.

            C.           The directors in their discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any meeting of the stockholders called for the purpose of considering any such act or contract, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the Corporation which is represented in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of stockholders be there represented in person or by proxy) shall be as valid and binding upon the Corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of the Corporation, whether or not the contract or act would otherwise be open to legal attack because of directors' interests, or for any other reason.

            D.           In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the provisions of the statutes of Delaware, of this Certificate of Incorporation, and to any by-laws from time to time made by the stockholders; provided, however, that no by-law so made shall invalidate any prior act of the directors which would have been valid if such by-law had not been made.

            EIGHTH:            A.   A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the GCL, or (iv) for any transaction from which the director derived an improper personal benefit. If the GCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the GCL, as so amended. Any repeal or modification of this paragraph A by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation with respect to events occurring prior to the time of such repeal or modification.

           B.           The Corporation, to the full extent permitted by Section 145 of the GCL, as amended from time to time, shall indemnify all persons whom it may indemnify pursuant thereto. Expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative, or investigative action, suit or proceeding for which such officer or director may be entitled to indemnification hereunder shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized hereby.

I-2

           NINTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

* * *

           FOUR: The foregoing Second Amended and Restated Certificate of Incorporation has been duly adopted by the corporation’s Board of Directors in accordance with the provisions of Sections 228, 242 and 245 of the General Corporation Law.

           IN WITNESS WHEREOF, the undersigned has executed this Amended and Restated Certificate of Incorporation on ____________________ _____, 2008.

ASCEND ACQUISITION CORP.

By: /s/ Don K. Rice

Don K. Rice
Secretary

I-3

Annex II

Authorized Share Proposal Amendment

BE IT RESOLVED, that the first paragraph of Fourth Article of the Certificate of Incorporation of the Corporation be and hereby is amended to read in its entirety as follows:

"The total number of shares of all classes of capital stock that the Corporation shall have authority to issue is 301,000,000 of which 300,000,000 shares shall be Common Stock of the par value of $.0001 per share and 1,000,000 shares shall be Preferred Stock of the par value of $.0001 per share.”

II-1

Annex III

Reserve Stock Split Proposal Amendment

BE IT RESOLVED, that the Fourth Article of the Certificate of Incorporation of the Corporation be and hereby is amended to add a last paragraph, which shall read in its entirety as follows:

"C.           Upon the effectiveness of the filing with the Secretary of State of Delaware of Articles of Amendment to the Certificate of Incorporation or a Second Amended and Restated Certificate of Incorporation adding this paragraph to the Corporation’s certificate of incorporation, each ten (10) shares of Common Stock issued and outstanding immediately prior to the filing of such Articles of Amendment as aforesaid shall be combined into one (1) share of validly issued, fully paid and non-assessable Common Stock.  As soon as practicable after such date, the Corporation shall request holders of the Common Stock to be combined in accordance with the preceding to surrender certificates representing their Common Stock to the Corporation's authorized agent, and each such stockholder shall receive upon such surrender one or more stock certificates to evidence and represent the number of shares of Common Stock to which such stockholder is entitled after the combination of shares provided for herein; provided, however, that this Corporation shall not issue fractional shares of Common Stock in connection with this combination, but all fractional shares that would otherwise result shall be rounded up to one whole share of Common Stock."

III-1

ASCEND ACQUISITION CORP.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON ___________ _____, 2008

The undersigned hereby appoints Don K. Rice and Stephen L. Brown, and each of them, as proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Ascend Acquisition Corp. that the undersigned may be entitled to vote at the Special Meeting of Stockholders of Ascend Acquisition Corp. to be held on ___________ _____, 2008, at the offices of the law firm of Gillis, Paris & Heinrich, located at 8 Greenway Plaza, Suite 818, Houston, Texas at 9:00 A.M. Central daylight time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions.

IF YOU DO NOT RETURN YOUR PROXY CARD WITH AN INDICATION OF HOW YOU WISH TO VOTE, IT WILL HAVE THE SAME EFFECT AS A VOTE “AGAINST” THREE PROPOSED AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION. FAILURE TO VOTE WITH RESPECT TO THE ADJOURNMENT PROPOSAL WILL HAVE NO EFFECT ON THIS PROPOSAL, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT.

IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS. EACH OF THE DIRECTORS AND OFFICERS OF ASCEND ACQUISITION CORP. WILL RETURN AN UNMARKED PROXY WITH DIRECTIONS TO VOTE THEIR RESPECTIVE SHARES “FOR” ALL OF THE PROPOSALS.

(continued and to be signed on reverse)

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH OF PROPOSALS 1, 2, 3 AND 4.

1.	Proposal to approve the removal of the Fifth Article from the company’s certificate of incorporation (Proposal 1).

_____	FOR	_____	AGAINST	_____ ABSTAIN

2.	Proposal to approve the increase in the authorized shares of the company’s common stock from 30,000,000 shares to 300,000,000 shares (Proposal 2).

_____	FOR	_____	AGAINST	_____ ABSTAIN

3.           Proposal to approve a one-for-ten reverse stock split of the company's common stock (Proposal 3).

_____	FOR	_____	AGAINST	_____ ABSTAIN

4.
Proposal to the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are insufficient votes at the time of the special meeting to approve any or all of the other three proposals (Proposal 4).

_____	FOR	_____	AGAINST	_____ ABSTAIN

DATE _________________________ 2008	____________________________________
_________________________________	Signature
PLEASE MARK SIGN DATE AND
RETURN THE PROXY CARD PROMPTLY
USING THE ENCLOSED ENVELOPE	_____________________________________
Signature if held jointly

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

Please vote, date and promptly return this proxy. Any votes received after a matter has been voted upon will not be counted.

This Proxy is Solicited on Behalf of the Board of Directors.